UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 26, 2018

WADDELL & REED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13913	51-0261715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Lamar Avenue

Overland Park, Kansas 66202

(Address of Principal Executive Offices) (Zip Code)

(913) 236-2000

(Registrant’s telephone number, including area code)

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02                                  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 1, 2018, Waddell & Reed Financial, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the fiscal quarter ended March 31, 2018 (the “Press Release”).  A copy of the Press Release is furnished as Exhibit 99.1 and incorporated herein by reference.

ITEM 5.07                                  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 26, 2018, the Company held its 2018 Annual Meeting of Stockholders.  The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the SEC on March 2, 2018.  The results of the stockholder vote are as follows:

Proposal 1 — Election of Directors

The following individuals were elected to serve as Class II directors to hold office until the 2021 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, or their earlier resignation or removal.

Nominee	For	Withheld	Non-Votes

Thomas C. Godlasky	66,108,948	1,448,092	7,115,940
Dennis E. Logue	64,185,786	3,371,254	7,115,940
Michael F. Morrissey	66,040,337	1,516,703	7,115,940

Proposal 2 — Advisory Vote on Named Executive Officer Compensation

The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers.

For	Against	Abstain	Non-Votes
61,653,799	5,583,708	300,944	7,115,940

Proposal 3 — Ratification of KPMG LLP as the Company’s Independent Registered Public Accounting Firm

The stockholders ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the 2018 fiscal year.

For	Against	Abstain	Non-Votes
72,843,469	1,674,511	155,000	0

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                 Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 1, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC.

Date: May 1, 2018	By:	/s/ Benjamin R. Clouse
Senior Vice President and
Chief Financial Officer